SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

        Date of report (date of earliest event reported): August 16, 2007


                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


            33-20432                                 75-2228828
      (Commission File Number)           (IRS Employer Identification No.)

                  1250 Route 28, Branchburg, New Jersey 08876
               (Address of principal executive offices) (Zip Code)

                                 (908) 927-0004
                         (Registrant's telephone number)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into Material Definitive Agreements
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation
Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure

      On August 16, 2007, Magnitude Information Systems, Inc. closed on its acquisition of Kiwibox Media, Inc. through a reverse merger between Kiwibox and its wholly owned acquisition subsidiary. As a result of the merger, Kiwibox became the wholly owned subsidiary of Magnitude. At the closing, Magnitude (1) issued an aggregate 30 million restricted common shares to the three Kiwibox shareholders, (2) issued an aggregate 43,610 shares of its Senior Convertible Series G Preferred stock to these principals, (3) paid an aggregate $150,000 in cash to these Kiwibox principals, less a $7,000 investment banking fee paid to Southridge Investment Group, and (4) signed two-year employment agreements with Messrs. Lin Dai, Ivan Tumanov and Michael Howard, the three Kiwibox shareholders, all pursuant to the terms and provisions of the Agreement and Plan of Reorganization, dated February 19, 2007, and amendments thereto, most recently modified by Amendment No. 3 between the parties on August 2, 2007. The 43,610 Series G Preferred Shares issued to the Kiwibox principals at closing have an aggregate conversion value of $500,000 (the "Conversion Value"), which $500,000 Conversion Value is convertible into Company common shares by dividing it by the "Market Price" of the Company's common stock during the twenty (20) successive trading days immediately preceding the second anniversary of the agreement.

      Pursuant to their agreement, at the closing Magnitude confirmed its receipt of the first $500,000 tranche of equity funding from Tell Capital AG, its Swiss investor, $300,000 of such funding was dedicated to cover the $150,000 cash payment to the Kiwibox shareholders and the balance for Kiwibox operations. Further to their agreement, Magnitude has committed to invest an aggregate $3.5 million of funds for investment in the Kiwibox business over the approximate 18 month period following closing: $1.7 million to be available during the period from closing through October 31, 2007, an additional $1.8 million available on or before February 1, 2008, and a last $300,000 within 12 months of closing. Magnitude has also agreed to issue to the Kiwibox principals 60,000 Company common shares for each day any part of the $3.5 million investment amount is delayed and further agreed to provide Kiwibox with a right of rescission if a 30-day payment default is not cured after notice. As previously reported on its prior Form 8-K current report of August 2, 2007, the Swiss investment firm, Tell Capital AG and its affiliates have subscribed to purchase an aggregate $3,000,000 of Company equity securities over the next several months. This commitment provided the Company with the funds to close its acquisition of Kiwibox and will cover a large part of Magnitude's $3.5 million investment commitment to the Kiwibox operation.

      The Kiwibox employment agreements cover a term of two (2) years and pay each Kiwibox Shareholder an annual base salary of $150,000. In addition, the Company has agreed to pay each an annual bonus if certain business goals are met. The Company agreed to pay each a $100,000 bonus if the Kiwi Business has received no less than an average 215,000 "Unique Visitors" during either the 10th, 11th or 12th month of the first year of the term or achieved no less than $316,000 in gross revenues within the 12 moth period following the Closing. Alternatively, the Company agreed to pay each a $50,000 bonus if the Kiwi Business has received at least an average 175,000 but less than an average 215,000 "Unique Visitors" during either the 10th, 11th or 12th month of the first year of the term or at least $237,000 in gross revenues but less than $316,000 within the 12 moth period following the Closing. A "Unique Visitor" is a person who visits a Kiwibox website during any month during the term. For the second year of their employment agreements, the Company has agreed to pay each a $100,000 bonus if the Kiwi Business has received no less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or attained $1,961,000 in gross revenues, or a bonus of $50,000 each if the Kiwi Business has received at least an average 415,000 but less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or attained at least $1,500,000 in gross revenues but less than $1,961,000. Each Kiwibox Shareholder received a stock option to purchase up to 7,500,000 shares of our common stock at an exercise price of $.05 per share which shall vest and be exercisable by the Kiwibox Shareholders, 50% on the first anniversary date of the Closing, 25% 18 months after the Closing and 25% on the second anniversary of the Closing. Each was issued, as well, under the terms of their employment agreements, a performance stock option to purchase up to an additional 3,000,000 shares of our common stock, 1,500,000 of which options shall vest and be exercisable by the Kiwibox Shareholders after the first anniversary date of the Closing if the Kiwi Business has received no less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or achieved $316,000 in gross revenues during the first year, and the balance, or 1,500,000 options shall vest and be exercisable by the Kiwibox Shareholders after the second anniversary date of the Closing if the Kiwi Business has received at least an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or achieved $1,961,000 in gross revenues during the second year of the agreements. The exercise prices for these stock options is $.05 per share.

      In connection with the issuance of the above described unregistered securities, the Company relied upon the exemptions from the registration requirements of the Securities Act provided by Regulation D and Section 4(2) of the Securities Act: private sales of securities not involving a public offering. The three Kiwibox principals who received the unregistered securities were represented by counsel and financial advisors, performed due diligence on the Company's plan of operations and financial condition over an extended period of time; all of the subject securities issued bore restrictive legends, preventing their further sale or transfer other than pursuant to an effective registration statement under the Securities Act or pursuant to valid exemptions therefrom.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired

            (4) The financial statements shall be filed by amendment to this report within 71 days of August 22, 2007, the date this Form 8-k was required to be filed.

      (d)   Exhibits.

              99.1 Press Release Dated August 20, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MAGNITUDE INFORMATION SYSTEMS, INC.

Dated: August 20, 2007                  By: /s/ Edward L. Marney
                                           -------------------------------------
                                           Edward L. Marney
                                           President and Chief Executive Officer